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                                                                   EXHIBIT 10.66

                 AMENDMENT TO THE ALLIED WASTE INDUSTRIES, INC.
                        RESTRICTED STOCK UNITS AGREEMENT
                         (UNDER THE AMENDED AND RESTATED
                           1991 INCENTIVE STOCK PLAN)

      THIS AMENDMENT ("Amendment"), made effective July 1, 2004, between ALLIED WASTE INDUSTRIES, INC., a Delaware corporation ("Company") and
_____________________________ ("Grantee"):

                                R E C I T A L S:

      The Company and Grantee entered into a Restricted Stock Units Agreement dated ______________________, whereby Company and Grantee agreed to convert certain shares of Restricted Stock into units of Restricted Stock ("RSU Agreement").

      The Compensation Committee of the Board of Directors ("Committee") has determined that it would be in the best interests of the Company and its stockholders to amend the RSU Agreement to modify certain provisions with respect to the vesting of the units of Restricted Stock that are subject to that Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Section 2 of the RSU Agreement is hereby amended in its entirety to read as follows:

            2. Vesting. Except as otherwise provided herein, Grantee shall become vested in the Award RSUs according to the following schedule: 0% vested interest until the later of (a) four years from the Date of Grant or (b) July 1, 2004; then 1/7th vested at the later of (a) four years from the Date of Grant or (b) July 1, 2004; and then an additional 1/7th vested on each subsequent anniversary of the Date of Grant thereafter until 100% vested at ten years from the Date of Grant. Notwithstanding the foregoing, vesting will be accelerated upon the Company's attaining certain performance goals, as specified in Paragraph 3 below, or upon a Change in Control, as specified in Paragraph 13 below. Vesting also may be accelerated upon the occurrence of certain events, as specified in Paragraph 5 below.

      2. The effective date of this Amendment shall be July 1, 2004.

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      3. Except as specifically amended, all of the terms and conditions of the
RSU Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has, as of the date first above written, caused this Agreement to be executed on its behalf by its Chairman, President or any Vice President, and Grantee has hereunder set his hand as of the date first above written.

ALLIED WASTE INDUSTRIES, INC.,              GRANTEE
A DELAWARE CORPORATION

By_______________________________           ____________________________________
                                            Signature

                                            ____________________________________
                                            Print Name

                                            ____________________________________

                                            ____________________________________
                                            Address

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